may 19, 2020

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

THE HARTFORD TOTAL RETURN BOND FUND SUMMARY PROSPECTUS

DATED FEBRUARY 28, 2020, AS RESTATED MAY 7, 2020

AND

HARTFORD FIXED INCOME FUNDS PROSPECTUS

DATED FEBRUARY 28, 2020, AS SUPPLEMENTED THROUGH MAY 7, 2020

This Supplement contains new and additional information regarding The Hartford Total Return Bond Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.

Effective as of the opening of business on June 5, 2020, Class I shares of The Hartford Total Return Bond Fund will no longer be closed to new investors and will be available for purchase by all eligible investors. Accordingly, the following changes are being made to the above referenced Summary Prospectus and Statutory Prospectus effective June 5, 2020:

(1)	The paragraph above the share class and ticker table on the front cover page of the above referenced Summary Prospectus is deleted and replaced with the following:

Class C shares of the Fund are closed to new investors. No purchases of a closed share class are allowed, other than as described in this summary prospectus.

(2)	The footnote next to The Hartford Total Return Bond Fund on the front cover page of the above referenced Statutory Prospectus is deleted and replaced with the following:

* Class C shares of the Fund are closed to new investors. No purchases of a closed share class are allowed, other than as described in this Prospectus.

(3)	Under the heading “Purchase and Sale of Fund Shares” in the above referenced Summary Prospectus and the heading “The Hartford Total Return Bond Fund Summary Section – Purchase and Sale of Fund Shares” in the above referenced Statutory Prospectus, the first paragraph is deleted and replaced with the following:

Class C shares of the Fund are closed to new investors. No purchases of a closed share class are allowed, other than as follows: (i) purchases by shareholders of record of the Fund as of March 29, 2019 to add to their existing Fund accounts through subsequent purchases, or through exchanges from other Hartford mutual funds; (ii) purchases through reinvestment of dividends or capital gains distributions; (iii) purchases by certain financial institutions or financial intermediary firms that have been approved by Hartford Funds Distributors, LLC to purchase shares of the Fund on behalf of their client; and (iv) purchases, including through reinvestment of dividends or capital gains distributions, by any shareholder who receives shares of the Fund as part of a reorganization. Please see the section entitled “Classes of Shares” in the Fund’s statutory prospectus for more information. Not all share classes are available for all investors. Minimum investment amounts may be waived for certain accounts. Certain financial intermediaries may impose different restrictions than those described below.

(4)	Under the heading “Classes of Shares” in the above referenced Statutory Prospectus, the footnote next to Total Return Bond Fund in the share class table is deleted and replaced with the following:

(1) Class C shares of the Fund are closed to new investors. No purchases of a closed share class are allowed, other than as described in the Summary Section. Investors should contact their financial professional to determine whether they are eligible to purchase shares of the Fund. If you believe you are eligible to purchase shares of the Fund, you may be required to provide appropriate proof of eligibility. The Fund reserves the right to: (i) reject any purchase order if it believes that acceptance of such order would interfere with its ability to be effectively managed; (ii) reopen a share class of the Fund to new investors at a future date; (iii) issue shares in connection with a reorganization; and (iv) make additional exceptions, limit the above exceptions, or otherwise modify the foregoing closure policy for any reason. You may obtain additional information by calling Hartford Funds at: 1-888-843-7824.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7536	May 2020